UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934

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Telkonet, Inc.

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0000455 3 70_1 R 1.0.1. 1 8 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2020 TELKONET, INC. TELKONET, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 EDGEWOOD, NY 11717 Meeting Information Meeting Type: Annual Meeting For holders as of: March 31, 2020 Date: May 28, 2020 Time: 1:00 PM CDT Location: Telkone nc. 20800 Swenson Drive, Suite 175 Waukesha, WI 53186 You are receiving this communication because you hold shares in the above named company . This is not a ballot . You cannot use this notice to vote these shares . This communication presents only an overview of the more complete proxy materials that are available to you on the Internet . You may view the proxy materials online at www . proxyvote . com or easily request a paper copy (see reverse side) . We encourage you to access and review all of the important information contained in the proxy materials before voting . See the reverse side of this notice to obtain proxy materials and voting instructions.

0000455 3 70_2 R 1.0.1. 1 8  Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report on Form 10 - K How to View Online: Have the information that is printed in the box marked by the arrow  following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E - MAIL Copy: (located on the If you want to receive a paper or e - mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET : 2) BY TELEPHONE : w w w .prox yv ot e . c om 1 - 800 - 579 - 1639 3) BY E - MAIL* : sendmaterial@proxyvote.com * If requesting materials by e - mail, please send a blank e - mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e - mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000455 3 70_3 R 1.0.1. 1 8 Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Leland D. Blatt 02) Arthur E. Byrnes 03) Peter T. Kross 04) Tim S. Ledwick 05) Jason L. Tienor The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. TO RATIFY THE APPOINTMENT OF WIPFLI, LLP AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020. 3. TO APPROVE THE TELKONET, INC. 2020 STOCK OPTION AND INCENTIVE PLAN. 4. TO PROVIDE A NON - BINDING ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. NOTE: TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. We currently intend to hold the Annual Meeting in person. However, we are actively monitoring the coronavirus (COVID - 19) situation and are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or not advisable to hold the Meeting on May 28, 2020, we will announce alternative arrangements for the meeting through all appropriate means as promptly as possible. The alternate arrangements may include a change in the date, time, or location of the meeting, including holding the meeting by remote communication.